UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 1, 2005

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Director Compensation

On December 2, 2005, the Board of Directors of Genworth Financial, Inc. (“Genworth”), upon the recommendation of the Nominating and Corporate Governance Committee (the “NCGC”) that was based on input from external consultants, approved certain amendments to its Governance Principles regarding the compensation of directors. As amended, the Governance Principles clarify that annual retainers will be provided to all non-employee directors not designated by General Electric Company (“GE”) (each, an “Eligible Director”). In addition, the amended Governance Principles provide for additional annual fees to be paid to committee chairpersons, in the amount of $15,000 for the Audit Committee chairperson and $10,000 for all other standing committee chairpersons. The amended Governance Principles also provide that, effective January 1, 2006, each Eligible Director will be eligible for the matching of charitable contributions on a dollar-for-dollar basis up to a maximum matching contribution of $15,000 during any calendar year pursuant to the contribution guidelines established by the Genworth Foundation.

The amended Governance Principles also clarify that, in addition to reimbursement of director travel expenses to attend board and committee meetings in accordance with policies approved from time to time by the NCGC, Genworth will, with prior approval of the chair of the NCGC, reimburse Eligible Directors for the expenses of attending director education seminars. The amended Governance Principles also state that any director who is designated by GE (as holder of Genworth’s Class B Common Stock) but who is not a current employee of GE may receive reasonable compensation from GE, as determined by GE in its sole discretion.

The Board of Directors also amended the Governance Principles to provide that all Eligible Directors are expected to hold at least $300,000 worth of Genworth common stock and/or deferred stock units while serving as a director of Genworth. Eligible Directors will have five years from their date of election to the Board to attain this ownership threshold.

Except as noted above with respect to the matching gift program, the amendments to the Governance Principles are effective immediately. A summary of the compensation provided to directors is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendments to Restricted Stock Units

On December 2, 2005, Genworth’s Management Development and Compensation Committee (the “MDCC”) approved a form of restricted stock unit award agreement to be used for grants to employees and executive officers in the future, which form is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Certain employees and executive officers of Genworth currently hold restricted stock unit awards that were originally granted by GE and converted to Genworth awards at the time of our initial public offering (the “Converted RSUs”). On December 2, 2005, the MDCC approved amendments to certain of the Converted RSUs (the “Amended Converted RSUs”) to more closely align such awards to the form of restricted stock unit award that Genworth intends to use for employee and executive officer grants in the future and to ensure compliance with proposed regulations under Section 409A of the Internal Revenue Code. Specifically, changes were made to the termination provisions thereof relating to

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retirement and to provide for vesting upon death, disability or change in control. The form of Amended Converted RSUs that is held by employees, including executive officers, is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Other Converted RSUs held by certain executive officers, the form of which is attached hereto as Exhibit 10.4 and incorporated herein by reference, were already in substantial alignment with proposed Genworth awards and proposed 409A regulations and were not so amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a meeting of Genworth’s Board of Directors held on December 2, 2005, upon the recommendation of the NCGC, Saiyid T. Naqvi was elected as a new independent director to a fill a vacancy on the Board. It is anticipated that the Board will determine Mr. Naqvi’s committee appointments in the near future.

Mr. Naqvi has served as the Chief Executive Officer of DeepGreen Financial Inc. since January 2005. From November 2002 until January 2005, he was Chairman and Chief Executive Officer of Setara Corporation. From 1985 until January 2001, Mr. Naqvi was with PNC Mortgage (formerly Sears Mortgage Corporation) and served as President and Chief Executive Officer from 1995 to 2001. Mr. Naqvi currently serves on the board of directors of one other public company, Hanover Capital Mortgage Holdings, Inc. Mr. Naqvi received a B.A. from the University of Missouri and an M.B.A. from Southern Illinois University.

The vacancy filled by Mr. Naqvi was created when Genworth’s largest stockholder, GE Financial Assurance Holdings, Inc. (“GEFAHI”), an indirect subsidiary of GE, completed secondary offerings of Genworth’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) resulting in GE beneficially owning less than 50% of Genworth’s outstanding common stock. As a result, pursuant to Genworth’s Amended and Restated Certificate of Incorporation, the number of directors on Genworth’s Board increased from nine directors to 11 directors, resulting in two vacancies. The other vacancy was filled on October 28, 2005 with the election of Ms. Nancy J. Karch.

Item 8.01. Other Events.

On December 1, 2005, Genworth and GEFAHI entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as underwriter. Pursuant to the Underwriting Agreement, GEFAHI agreed to sell, and the underwriter agreed to purchase for resale to the public, 38,000,000 shares of Genworth’s Class A Common Stock, plus up to an additional 2,850,000 shares to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein. On December 5, 2005, the option to purchase additional shares from GEFAHI pursuant to the Underwriting Agreement was exercised in full. Following completion of the transactions contemplated by the Underwriting Agreement, GEFAHI will own approximately 18% of Genworth’s outstanding common stock.

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The public offering and sale of the shares of Class A Common Stock pursuant to the Underwriting Agreement has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-127472).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated December 1, 2005, by and among Genworth, GE Financial Assurance Holdings, Inc. and Morgan Stanley & Co. Incorporated, as underwriter.

10.1	Director Compensation Summary.

10.2	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Grants Made on or after December 2, 2005.

10.3	Form of Amended Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Replacement Grants for other than September 2003 Award.

10.4	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Replacement Grant for September 2003 Award.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

DATE: December 5, 2005	By:	/s/ Richard P. McKenney
Richard P. McKenney
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated December 1, 2005, by and among Genworth, GE Financial Assurance Holdings, Inc. and Morgan Stanley & Co. Incorporated, as underwriter.

10.1	Director Compensation Summary.

10.2	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Grants Made on or after December 2, 2005.

10.3	Form of Amended Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Replacement Grants for other than September 2003 Award.

10.4	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan - Replacement Grant for September 2003 Award.